Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $1.00 per share, of R.H. Donnelley Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
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SIGNATURE
     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 10th day of February, 2006.

TCG HOLDINGS, L.L.C.

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

TC GROUP, L.L.C.

By:	TCG Holdings, L.L.C.
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

TC GROUP III, L.L.C.

By:	TC Group, L.L.C.
its Managing Member

By:	TCG Holdings, L.L.C.
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

TC GROUP III, L.P.

By:	TC Group III, L.L.C.
its General Partner

By:	TC Group, L.L.C.
its Managing Member

By:	TCG Holdings, L.L.C.
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

TCG HIGH YIELD HOLDINGS, L.L.C.

By:	TC Group, L.L.C.
its Managing Member

By:	TCG Holdings, L.L.C.
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

TCG HIGH YIELD, L.L.C.

By:	TCG High Yield Holdings, L.L.C.
its Managing Member

By:	TC Group, L.L.C.
its Managing Member

By:	TCG Holdings, L.L.C.
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

CARLYLE PARTNERS III, L.P.

By:	TC Group III, L.P.,
its General Partner

By:	TC Group III, L.L.C.,
its General Partner

By:	TC Group, L.L.C.,
its Managing Member

By:	TCG Holdings, L.L.C.,
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

CP III COINVESTMENT, L.P.

By:	TC Group III, L.P.,
its General Partner

By:	TC Group III, L.L.C.,
its General Partner

By:	TC Group, L.L.C.,
its Managing Member

By:	TCG Holdings, L.L.C.,
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

CARLYLE-DEX PARTNERS L.P.

By:	TC Group III, L.P.,
its General Partner

By:	TC Group III, L.L.C.,
its General Partner

By:	TC Group, L.L.C.,
its Managing Member

By:	TCG Holdings, L.L.C.,
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

CARLYLE-DEX PARTNERS II L.P.

By:	TC Group III, L.P.,
its General Partner

By:	TC Group III, L.L.C.,
its General Partner

By:	TC Group, L.L.C.,
its Managing Member

By:	TCG Holdings, L.L.C.,
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS, L.P.

By:	TCG High Yield, L.L.C.,
its General Partner

By:	TCG High Yield Holdings, L.L.C.,
its Managing Member

By:	TC Group, L.L.C.,
its Sole Member

By:	TCG Holdings, L.L.C.,
its Managing Member

By:	/s/ John Harris

	Name:	John Harris
	Title:	Managing Director